UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2012

OSL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-108690	98-0441032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Dutch Hill Road, Suite 15 Orangeburg, NY 10962
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-419-4900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to incorporate changes to the Current Report on Form 8-K filed by OSL Holdings Inc. (the “Company”), on March 6, 2012 (the “Original 8-K”) in response to comments received from the Securities and Exchange Commission (the “Commission”) as a result of the Commission’s review of the Original 8-K. The Company is amending and restating Item 4.01 in this Amendment to revise the name of their new auditor which is Weinberg & Company, P.A., not Weinberg & Company LA as previously disclosed.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 2, 2012, OSL Holdings, Inc. (“the Company”) dismissed DNTW Chartered Accountants, LLP (“DNTW”) as the Company’s independent registered public accounting firm. The Company has engaged Weinberg & Company, P.A. (“Weinberg”) as its registered public accounting firm, effective March 2, 2012. The decision to change registered public accounting firms and the appointment of the new registered public accounting firm was made by the Company’s Board of Directors.

The reports of DNTW on the financial statements of the Company as of and for the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through March 2, 2012, there were no disagreements with DNTW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DNTW, would have caused them to make reference thereto in their reports on the financial statements for such years. During the two most recent fiscal years and through March 2, 2012, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through the March 2, 2012, the Company did not consult with Weinberg with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided DNTW a copy of the foregoing disclosures and requested DNTW to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made therein. A copy of that letter dated March 2, 2012, furnished by DNTW is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from DNTW Chartered Accountants, LLP to the Securities and Exchange Commission dated March 6, 2012. (1)

(1) Filed as an Exhibit on Current Report to Form 8-K with the SEC on March 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2012

OSL HOLDINGS INC.

By:	/s/ Eli Feder
Eli Feder Chief Executive Officer